# INVESTOR PRESENTATION

DIGITALVIRGO

MARCH 2023

# Disclaimer

**About this Company Presentation**

This investor presentation (this "Presentation") is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the "Transaction") between Goal Acquisitions Corp. ("Goal") and Digital Virgo Group ("Digital Virgo") and for no other purpose. The information contained herein does not purport to be all-inclusive and none of Goal, Digital Virgo or their respective affiliates or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Viewers of this Presentation should make their own evaluation of Digital Virgo and of the relevance and accuracy of the information contained herein and should make such other investigations as they deem necessary.

This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Transaction or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Goal, Digital Virgo, or any of their respective affiliates, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any investment decision.

**Caution Regarding Forward Looking Statements**

This document contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934 that are based on beliefs and assumptions and on information currently available to Goal and Digital Virgo. Certain statements included in this document that are not historical facts, including statements regarding the benefits of the Transaction, the anticipated timing of the Transaction and the products and markets and expected performance of Digital Virgo, are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Some of the statements contained in this document, including information incorporated by reference, discuss future expectations, plans or prospects, or state other forward-looking information. Words such as ""may," "will," "should," "expect," "anticipate," "target," "project," "estimate," "intend,"" or "believe," or the negatives thereof or similar expressions reflecting something other than historical fact are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Such forward looking statements are based upon the current beliefs and expectations of Goal or Digital Virgo's management and are inherently subject to significant business, economic, and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond the control of the Goal or Digital Virgo. Due to these various risks and uncertainties, actual events or results or the actual performance of Goal and Digital Virgo may differ materially from those reflected or contemplated in any such forward-looking statements. No representation or warranty is made as to future performance or any forward-looking statement. Factors, among others, that could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements include and are not limited to:

- The risk that the Transaction may not be completed in a timely manner or at all, which may adversely affect the price of Goal's securities;
- The risk that the Transaction may not be completed by Goal's business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Goal;
- The failure to satisfy the conditions to the consummation of the Transaction including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions;
- The occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction;
- The effect of the announcement or pendency of the Transaction on Digital Virgo's business relationships, operating results and business generally;
- The risk that the Transaction disrupts current plans and operations of Digital Virgo;
- The outcome of any legal proceedings that may be instituted against Digital Virgo or against Goal related to the Transaction;
- The ability of Goal to maintain the listing of its securities on NASDAQ;
- Changes in the competitive industries in which Digital Virgo operates and plans to operate, variations in operating performance across competitors, changes in laws and regulations affecting Digital Virgo's business;
- The ability to implement business plans, forecasts and other expectations after the completion of the Transaction, and identify and realize additional opportunities;
- Risks relating to operating internationally, including currency risks and legal, compliance and execution risks of operating internationally;
- The ability of Goal or the combined company to obtain equity or other financing in connection with the proposed business combination or in the future;
- The impact of the global COVID-19 pandemic; the effects of inflation, the Russian invasion of Ukraine, global supply chain concerns and the status of debt and equity markets;
- General business and economic conditions and;
- The performance of financial markets and interest rates; the ability to obtain government approvals; and possible delays in government approvals.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of Goal's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, any registration statement to be filed with the Securities and Exchange Commission ("SEC") in connection with the Transaction and the other documents filed by Goal from time to time with the SEC. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Neither Goal nor Digital Virgo gives any assurance that either Goal or Digital Virgo will achieve its expectations.

**Financial Information; Non-IFRS Financial Measures**

This Presentation includes certain financial measures not presented in accordance with International Financial Reporting Standards ("IFRS") including, but not limited to, Adjusted EBITDA, Contributive Margin and Free Cash Flows. These non-IFRS financial measures are not measures of financial performance in accordance with IFRS and may exclude items that are significant in understanding and assessing Digital Virgo's financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under IFRS. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies.

Goal and Digital Virgo believe these non-IFRS measures provide useful information to management and investors regarding certain financial and business trends relating to Digital Virgo's financial condition and results of operations. Goal and Digital Virgo believe that the use of these non-IFRS financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing Digital Virgo's financial results with other similar companies, many of which present similar non-IFRS financial measures to investors. These non-IFRS financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-IFRS financial measures.

# Disclaimer (Cont'd)

This Presentation also includes certain projections of non-IFRS financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, Goal and Digital Virgo are unable to quantify certain amounts that would be required to be included in the most directly comparable IFRS financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable IFRS measures is included, and no reconciliation of the forward-looking non-IFRS financial measures is included.

**Use of Projections**

The financial and operating forecasts and projections contained herein represent certain estimates of Digital Virgo as of the date hereof. Neither Goal's nor Digital Virgo's independent public accountants have examined, reviewed or compiled the forecasts or projections and, accordingly, neither expresses an opinion or other form of assurance with respect thereto. Furthermore, none of Goal, Digital Virgo nor their respective management teams can give any assurance that the forecasts or projections contained herein accurately represents Digital Virgo's future operations or financial condition. Such information is subject to a wide variety of significant business, economic and competitive risks and uncertainties, including but not limited to those set forth above that could cause actual results to materially differ from those contained in prospective financial information.

Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Goal or Digital Virgo or that actual results will not differ materially from those presented in the prospective financial information. Some of the assumptions upon which the projections are based inevitably will not materialize and unanticipated events may occur that could affect results. Therefore, actual results achieved during the periods covered by the projections may vary and may vary materially from the projected results. Inclusion of prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information are indicative of future results or will be achieved.

Unless otherwise noted, the forecasted data contained in the assumptions for the projections are based upon Digital Virgo's management estimates and publications and surveys. The information from publications and surveys has been obtained from sources believed to be reliable, but there can be no assurance as to the accuracy or completeness of the included information. Neither Goal nor Digital Virgo has independently verified any of the data from third-party sources, nor has Goal or Digital Virgo ascertained the underlying economic assumptions relied upon therein. While such information is believed to be reliable for the purposes used herein, none of Goal, Digital Virgo, their respective affiliates, nor their respective directors, managers, officers, employees, members, partners, shareholders or agents make any representation or warranty with respect to the accuracy of such information.

**Industry and Market Data**

This Presentation includes certain information and statistics obtained from third-party sources. None of Goal or Digital Virgo has independently verified the accuracy or completeness of any such third-party information.

**Trademarks**

This Presentation contains trademarks, trade names and copyrights of Digital Virgo, Goal and other companies, which are the property of their respective owners.

**Additional Information about the Business Combination and Where to Find It**

Goal intends to file with the SEC a proxy statement relating to the proposed Transaction, which will be mailed to its stockholders once definitive. This Presentation does not contain all the information that should be considered concerning the proposed Transaction and is not intended to form the basis of any investment decision or any other decision in respect of the Transaction. Goal's stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the proxy statement and other documents filed in connection with the proposed Transaction, as these materials will contain important information about Goal, Digital Virgo and the Transaction. When available, the proxy statement and other relevant materials for the proposed Transaction will be mailed to stockholders of Goal as of a record date to be established for voting on the proposed Transaction. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC's website at www.sec.gov, on Goal's website at www.goalacquisitions.com or by directing a request to: Goal Acquisitions Corp., 12600 Hill Country Blvd, Building R, Suite 275, Bee Cave, Texas 78738.

**Participants in Solicitation**

Goal, Digital Virgo and their respective directors and executive officers may be considered participants in the solicitation of proxies from the Goal's shareholders with respect to the potential transaction described in this Presentation under the rules of the SEC. Information about the directors and executive officers of Goal and their ownership of Goal's securities is set forth in Goal's Definitive Prospectus filed with the SEC on February 11, 2021. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Goal's shareholders in connection with the potential transaction will be set forth in the preliminary and definitive proxy statements when those are filed with the SEC. These documents are available free of charge at the SEC's website at www.sec.gov or by directing a request to: Goal Acquisitions Corp., Attention: William T. Duffy, telephone: (888) 717-7678.


This presentation starts with
a video. Click here to watch it.


DIGITALVIRGO
Pay

DIGITALVIRGO

# A Global Leader, Operating At The Convergence Of Sports, Entertainment, Media And Fintech

# Digital Virgo Partners With The Global Telcos In Two Major Areas

## Mobile payment platform to process transactions

Digital Virgo integrates its payment platform into the Telcos which allows telco customers to make mobile purchases directly on their phone bill without the need to set up an account or have a credit card. Our Platform processes payments for all types of **customers including people with no credit cards and underbanked/unbanked people.**

## Delivery of content & commerce for telcos' customers

Digital Virgo provides Telco customers an increasing range of entertainment, media and commerce services including sports, gaming, dating, edutainment, ticketing, concerts and much more all payable on our platform.

**60%+** of revenues (excl. digital marketing) are generated with telcos, **over 10 years of partnership.***
**70%+** of revenues (excl. digital marketing) are generated with telcos, **over 5 years of partnership.**

AT&T, T-Mobile, orange, Movistar, MÁSMÓVIL, bouygues, Claro, airtel, sonatel, etisalat, Telefónica, MTN, PLAY, TT, ooredoo, vivo, O2, TIM, vodafone, HUTCH, yoigo, vodacom, WINDTRE, Maroc Telecom, SFR, MEO, zain

***Our telco partners act as a fortress and provide access to the largest customer base in the world:***
***8bn SIM cards // 2bn of which are already connected***

*Estimated monthly repayment (excluding VAT) received by Digital Virgo from telecom operators (internal analysis of February 2022).

# Our Telco Partnerships Allow Us To Monetize The Biggest Captive Audience Worldwide

*Worldwide*

**8+ Billion**
**people** worldwide

**8+ Billion**
**SIM cards** in circulation

**83%**
**Mobile penetration rates** in developing nations

**5X+**
**Est. customer conversion rates 5 times** higher than credit cards



DIGITALVIRGO

**2 Billion people**
**140+ Telcos connections**

**Mobile Payments & Transaction Management**

**Content & Commerce** Whatever Telcos' Consumers Want

**User Acquisition & optimization** generating engagement

*Sources – Worldometer – Statista – Worldbank*

# Our Partnerships With Global Telcos Deliver A Strong History Of Growth & Profitability

**13bn+** Transactional hits per Year[1]

**140+** Telco connections

**~2bn** Connected SIM cards *(out of ~8Bn)*

**300+** Connected Merchants

**40+** Country business presence

**30+** Offices Worldwide

**860+** Global employees

**10%**
***2022E YoY Gross Revenue Growth***

**€390mm** ***2021A Gross Revenue*** » **€430mm** *($458m [2])* ***2022E Gross Revenue***

**16%**
***2022E YoY Adjusted EBITDA Growth***

**€40mm** ***2021A Adjusted EBITDA*** » **€47mm** *(c. $50m [2])* ***2022E Adjusted EBITDA***

***Digital Virgo's revenue and EBITDA is projected to reach***
***€649mm** (~$690mm) **and €70mm** (~$75mm) **respectively by 2026E***

Note: All numbers in IFRS (unless otherwise noted). Adjusted EBITDA is a non IFRS measure. See page 46 and 48 for a definition and reconciliation of adjusted EBITDA to IFRS. See page 47 for a summary of the assumptions used in connection with forecasts of gross revenue and adjusted EBITDA (1) YTD as of 11/22 (2) EUR/USD as at 31/12/22 : 1.0666

# Our Deal Is Priced At A Compelling Valuation Vs. Comps

## *Deal is structured for market investors to share substantially in Digital Virgo's value creation*



2022E
1.1x
10.3x
2022E
EV/Sales
EV/EBITDA
2.4x
20.3x
5.6x
23.3x
5.1x
21.1x
3.0x
14.5x
2.4x
24.8x
4.1x
28.4x
11.0x
23.5x

| Digital Virgo | Direct to Consumer | US Gaming | EU Gaming | Asian Gaming | Streaming/Other | Direct Carrier Billing | Other Payment services |
|---|---|---|---|---|---|---|---|
| *Attractive IPO Valuation* | chewy | Activision | CD Projekt Red | NCSOFT | bilibili | bango | d·local |
| *1.1X 2022E Rev est. €430mm* | FIGS | Electronic Arts | MTG | NetEase Games | NETFLIX | BEMOBI | fonix |
| *Vs. market comps 2.4-11.0x 2022E Rev*[(1)] | hims | T2 | Paradox | netmarble | Roku | boku | mastercard |
| | REVOLVE | | Remedy | NEXON | SnapChat | | VISA |
| | WARBY PARKER | | team17 | Nintendo | Spotify | | |
| | | | THQ Nordic | sea | | | |
| | | | Stillfront | SQUARE ENIX | | | |
| | | | UBISOFT | Tencent 腾讯 | | | |

Sources: Capital IQ (Comps updated as of 12/05/22 – expect other payment services updated as of 03/08/2023)
(1) Revenue and adjusted EBITDA values used for company multiples assumes a 1:0.97 EU/$ exchange rate

# We Have An Exceptional Management Team With A Track Record Of Success

## Digital Virgo



**Eric Peyre**
President & Co-Founder



**Manuel Cruz**
Co-Founder



**Guillaume Briche**
Chief Executive Officer



**Emmanuel Tongio**
Chief Financial Officer

JET MULTIMEDIA
THE ONLINE COMPANY

*Eric Peyre is the founder of Jet Multimedia, a former listed company acquired in 2000 by Telecom Italia for a value of €886 million. Manuel Cruz was chairman of the board.*

***An experienced management team in the telecom, content, digital marketing, and fintech ecosystem***

&

## Goal Acquisitions Corp.



**Harvey Schiller**
CEO



**Bill Duffy**
CFO/COO



**Jon Miller**
Chairman of Advisory Board



**David Falk**
Senior Advisor & Board Member



**Alex Greystoke**
Founder & Advisor



**Donna Orender**
Board Member

***SPAC team positioned to accelerate expansion into North America thanks to their extensive experience and networks in Sports, Media, Games and Commerce***

# Track Record Of Success

***100 Most Powerful People in Sports by The Sporting News***

Decades of executive experience in sports and creator of the YES Network Valued at $3.47 Billion

**Harvey Schiller**

***Irish American Business 100***

C level at NFL, NBA and NHL teams and was responsible for the creation of and compliance with the initial NFL Salary Cap

**Bill Duffy**

***Held senior positions at major networks and the NBA***

Experienced operating executive and former Chairman and CEO of AOL and investment partner with Shari Redstone

**Jon Miller**

***#2 most influential people in basketball***

40 years of experience represented the top players in NBA and creator of one of the most successful brands: Air Jordan

**David Falk**

***Successful financier with three granted AI patents, pioneer in education***

Internationally recognized financier with over 30 years of experience with extensive global networks

**Alex Greystoke**

***Top 10 Most Powerful Women in Sports***

Former commissioner/president of the WNBA and Senior Executive in the Office of the commissioner at the PGA TOUR built global production, programming, distribution and digital businesses

**Donna Orender**



# One Global B2B Hub With Three Fields Of Expertise

***Global content and commerce delivery platform powered by a high-conversion in-house customer acquisition engine and a frictionless payments platform***


SUBSCRIBE WITH YOUR PHONE NUMBER
00 00 00 00 00
SUBSCRIBE

**MOBILE PAYMENTS**

*And Transaction Management*



**CONTENT & COMMERCE**

*Whatever Telcos' Consumers Want When They Want It*



**USER ACQUISITION & OPTIMIZATION**

*Generating Engagement*

***Reaches customers that other payment platforms struggle to reach - those who don't have a credit card, those who are unbanked and those who are underbanked.***

***96% of people in low & middle-income countries do not own a credit card***

*Source – The World Bank*

# ***Our Mobile Payments Platform Is Highly Attractive To Telecom Operators***



Subscribe with your phone number
07 00 00 00 00
PAY
To access the service confirm the payment
CONFIRM PAYMENT
Your Payment is accepted

Our payments system is seamlessly integrated into our telco partners billing systems creating **a frictionless consumer experience.**

Strategic partnerships in discussion will allow us to also offer **alternative payment methods** (debit/credit, wallet, local money).

The platform enables our customers to pay **on their mobile, whenever and wherever they want.**

***For this line of business, Digital Virgo acts as Agent***

**7%** *% Total Revenue*

**26%** *% Total Contrib. Margin[1]*

**88%** *% Contrib. Margin Ratio[2]*

**13Bn+**
Transactional hits per Year[1]

**850Bn+**
Lines of data

Note: All figures as of September 2022 | Contributive Margin is a non IFRS measure. (1) Contribution margin = Revenue – Variable direct costs of sales
(2) Contribution margin ratio = contribution margin / revenue

# And is synergistic with our One Destination Content & Commerce Delivery for their customers


Digital Store
DOCTOR WHO

Provides an increasing range of **entertainment, media and commerce** products and services to customers.

**Anything the customer wants** can be purchased through our payment platform.

*Partnering with …*
*Content Creators, Services Publishers, Merchants, Media Companies …*

- ***Live events***
- ***Services +***
- ***Sport & Esport***
- ***Gaming***

***For this line of business, Digital Virgo acts as Principal***

**81%** *% Total Revenue*

**64%** *% Total Contrib. Margin(1)*

**19%** *% Contrib. Margin Ratio(2)*

Note: All figures as of September 2022 | Contributive Margin is a non IFRS measure. (1) Contribution margin = Revenue – Variable direct costs of sales (2) Contribution margin ratio = contribution margin / revenue

# Our In-House Acquisition & Engagement Engine Optimizes our platform:

## The Right Product > To The Right Customer > At The Right Time



Google
Bollywood movies
PlayVOD - Watch m
Catalog
Categories
Bollywood
YouTube
THE BEST PC GAMES !
Play unlimited
INSTALL
Final of San Francisco Esport Championship Series
Matt Thompson

Engine utilizes algorithms to market the **right product to the right customer at the right time** on behalf of merchants.

In-house user acquisition engine enables the **deployment of online marketing actions** that boost customer engagement and sales.

***In 2022***

*22,000+ MARKETING CAMPAIGNS*

*7,500+ LANDING PAGES*

***$110+ MILLION MEDIA PURCHASE***

***Mobile ads*** | ***Bulk sms*** | ***MORE***

***For this line of business, Digital Virgo acts as Principal***

- **12%** — % Total Revenue
- **10%** — % Total Contrib. Margin(1)
- **21%** — % Contrib. Margin Ratio(2)

TikTok · SnapChat · YouTube Advertising · Facebook Ads · smadex · Bing ads · Google Ads · Display & Video 360

Note: All figures as of September 2022| Contributive Margin is a non IFRS measure. (1) Contribution margin = Revenue – Variable direct costs of sales (2) Contribution margin ratio = contribution margin / revenue
*ARPU stands for Average Revenue Per User

# Digital Virgo: Key Takeaways

***Digital Virgo delivers content and commerce to customers on their devices***

**Digital Virgo isn't an app and doesn't directly compete with apps such as Netflix - it complements them**

Customers **access** the best available **content and commerce platform through the websites & mobile apps of telcos, creators, merchants, and/or Digital Virgo itself** on 3G, 4G, and 5G networks, and Wi-Fi

The way customers interact with content varies by location, network, and specific individual

***Digital Virgo partners with telcos, bringing select content and commerce offerings to their customers***

Offerings are available to eligible customers, with specific content

Partnerships bring **additional revenue to telcos at no added cost**

Content provided is bundled and supplied through partnerships with merchants and content creators

***Digital Virgo is a value-add partner for content creators – not a competitor***

Digital Virgo helps **content creators convert telco clients into new customers** by offering access to content through a frictionless payment platform connected to telcos

**Customers can charge purchases to their phone bill without the need to set up an account for a credit card** or a **bank account**

***Merchants gain access to customers from 140+ telcos through a single API***

**Digital Virgo can market to customers on behalf of merchants**

**High customer conversion rate** for those using the payment platform

**Adding alternative payments and an increasingly broad range of products & services will create additional growth and revenue opportunities**

## How Digital Virgo collects revenue:

- ✓ Digital Virgo receives a **revenue share from telcos for 88% of its revenue**(1)
- ✓ For content marketed by Digital Virgo, revenue share payments can be **as high as 80%**
- ✓ Revenue share kept by Digital Virgo can be **as low as 2%** (for telco billing only)
- ✓ Digital Virgo has **low credit risk** as telcos collect customer bills

(1) As of September 2022

# Our Offering For Merchants Is Compelling

### ACCESS TO A GIGANTIC AUDIENCE

2billion sim cards all through a single API

### A UNIQUE MOBILE PAYMENT PLATFORM

The ability to use Digital Virgo mobile payments platform with 5x conversion

### USER ACQUISITION AND OPTIMIZATION

Manage User Acquisition and Optimization to deliver the right product/service to the right customer at the right time

### *Merchants choose which or all of these services they want …*

For a wide variety of products and services, eg:

- Gaming studio producing new games
- A wagering company looking for customers
- A merchant seeking to enhance monetization of their existing customer base

### *… we offer a solution.*

Each time Digital Virgo contracts with a new merchant, new products and services are available to consume which lead to additional opportunities to monetize our customer base (new revenue for us and our telco partners)

# A Global Platform That Connects Users To Entertainment & Commerce

**End User**


PAY

End users pay to access digital services

**Telecom Operator**


€25
Prepaid
INVOICE

Telecom operators bill on monthly invoice or prepaid credits

*More than a payment method, a privileged distribution network*

**Digital Virgo**

DIGITAL VIRGO

Digital Virgo connects telcos & merchants

**Merchant**



Merchants give access to their digital services


Social Apps
Cloud Gaming
Music & Streaming
Reading & Learning
Sport & eSport
Vod & video
Cloud TV
Casual & Lifestyle

*A global & scalable infrastructure, and much more …*

# OUR CONTENT & COMMERCE OFFERINGS

DIGITALVIRGO

# We Started With Mobile Entertainment ...

***A wide range of categories of Merchants***

An estimated conversion rate
**5+ Times Higher**
than credit card*

**Premium** content & commerce. Offers customers **Media, Sports, Entertainment, Gaming** & Other Content payable via their phone bill.

- CLOUD GAMING
- SPORT & ESPORT
- VOD & VIDEO
- CLOUD TV
- MUSIC & STREAMING
- CASUAL & LIFESTYLE
- READING & LEARNING
- SOCIAL APPS



GAME CENTER
GAME SELECTION
FAST & FURIOUS
NEWS
OUR SELECTION
Next game in :
09 : 49 : 31
Telecom VOD
BATTLE INVASION
POTOMANTO
ABSOLUTE RACE
WATCH
DOWNLOAD
ACCUEIL
TOP TITRES
TOP PLAYLISTS
Latin Mus
playlists
Easy WIN by Telco
PLAY NOW
PLAY WITH YOUR Friends
Gaming by CARRIER
Search a game
MEGAVOD
For You

*Based on first time conversion rates for Bango, a comparable company


Bee.city
Address
RESERVE & PAY WITH YOU PHONE
Carrier billing
Shopping cart
ELGA
TOTAL : 3€
Choose a payment method
COMMAND
BIKE
1 day PASS
3€
COMMAND
RENT AN
ELECTRIC SCOOTER
Zaloguj się

# ... And Have Expanded Into Mobile Commerce

- TRANSPORT
- TAXI
- PARKING
- URBAN MOBILITY
- ELECTRICAL SCOOTER
- LIVE EVENTS
- THEATER
- ...

# *Digital Virgo Has A Significant Untapped Global Growth Opportunity*

**5X+**

*Estimated customer conversion rates 5 times higher than credit cards**

**Frictionless user experience**

**96%**

*of people in low & middle-income countries do not own a credit card*

**Opens high-growth unbanked markets**

**8+ Billion**
**SIM cards** in circulation

**8+ Billion**
**people** worldwide

**24%**
of the world's population **has a credit card**

**83%**
**Mobile penetration rates** in developing nations

*Sources – Worldometer – Statista – Worldbank*
*Based on first time conversion rates for Bango, a comparable company

# We Provide A Massive New Channel Of Distribution for Content To Mobile Devices Through Our Payment Platform

**$86bn**
Expected annual revenue of mobile gaming industry in 2022[1]

**$93bn**
Expected consumer spending in mobile game market in 2023[1]

**6%**
Annual growth rate until 2026, reaching $117bn[1]



**3bn+**
Global active mobile gamers in 2022[2]

**79%**
Global sports fans who want to watch sports exclusively online[3]

**10%**
Global online sports betting market expected CAGR (2022-2027)[4]



***Global user base with mobile payment is larger than those who pay by cards or bank accounts[5]***



# TO CREATE THE ONE
# DESTINATION HUB

DIGITALVIRGO

DIGITALVIRGO.COM

# Creating A One Destination Payment And Content Hub

***One Destination for Customers' Mobile Content Entertainment and Commerce Needs***

### *Telco Partnered Payments Platform*

Allows seamless mobile payments.

### *Live Events*

Offers the ability to pay with the phone bill.

### *Content & Entertainment*

Celebrities, athletes, and influencers and more.

### *Travel*

Book travel products quickly and easily.


CONVERGENT
PLATFORM

### *Social Impact*

Providing financial and digital inclusion for unbanked and underbanked communities.

Connecting and facilitating payment between donors and non-profit causes.

### *Global Sports Content*

Extensive existing sport content and North American sports content coming soon.

### *Gaming*

Including AAA and other online games.

### *Shopping & Services*

TVs, computers, and everyday necessities.

***Powered by Advanced In-House User Acquisition Engine***

DIGITALVIRGO


HOW WE PLAN TO
SUCCEED
DIGITALVIRGO
DIGITALVIRGO.COM

# Straightforward Strategy to Deliver Meaningful Upside Growth & Profitability

**Investment fuels fundamental levers, driving dramatic increase in organic growth**

## Growing a Global Media, Entertainment & Commerce Platform

### Extending Content

**Expanding with New Partnerships**

- **SPORTS -** Leverage Goal team's relationships across industry.
- **MEDIA -** New content from relationships & growth the existing lineup.
- **GAMING -** Enhance the breadth of current offerings through relationships with top global players.

### New Product Offerings

**Example New Product Offerings**

- **TRAVEL -** Industry with high value transactions & attractive demographics.
- **WAGERING -** Strong relationships with the fastest-growing adult gaming platforms.
- **OTHER -** Potential partnership with First Media to capitalize on viral audience & reach ~60mm US homes (beauty, cooking, clothing, and fashion).

### New Content

**Example New Content**

- **CELEBRITY SPORTS CHANNELS –** Potential partnerships with I AM ATHLETE, the led media network, popular content (LeBron James, Shaquille O'Neil, etc.)
- **INFLUENCER CHANNELS –** A variety of new audiences and introductions to key players consolidating in Europe.

### New Markets

**New Markets**

- **US & CANADA -** Expansion opportunity in largely untapped market.
- **INDIA, PAKISTAN** and similar emerging markets.
- **AFRICAN COUNTRIES -** Introduction to strategic partners with large existing user bases.

**M&A would accelerate the business plan to fuel EBITDA growth beyond projections**

DIGITALVIRGO

# We are constantly *Expanding Into New Markets*

***Split of the turnover per region***


EUROPE
58%
MENA
16%
AMERICAS
08%
AFRICA
18%

**40+**
Current Footprint

→

**55+**
Expansion Plan

- **Our telco partners accelerate our expansion in new markets** where we deploy our proven business model
- We strengthen our existing customer base with **new product offerings**

***Imminent launch in US Market which is huge and currently untapped***

*Note: FY2022E turnover split per geographical areas in which the group's services are consumed, regardless of the country in which the group's subsidiary invoicing the services is located - Internal statistics - Non audited*

# M&A Can Accelerate Digital Virgo Growth

**Building on a 14 years track record of M&A success**

- **To expand geographically**
- **Integrate new expertise**
- **Extend existing skills**

docomo digital

*End of May 2020, DIGITAL VIRGO made the acquisition of DOCOMO Digital Solutions division. A strategic acquisition that allowed Digital Virgo to strengthen the development of its activities.*

- **2020, integration of DOCOMO Digital Solutions**
- **155 employees worldwide**
- **10 offices in the world**
- **Migration of 60+ operator connections in 25 countries**
- **IT operational teams fully integrated in one year**

# WHY PARTNER WITH US

DIGITALVIRGO

# A Cash-Generating Business Model

**Revenue 2020PF-2026E**



(€ in Millions)
CAGR :11%
€371M
€391M
€430M
€478M
€525M
€581M
€649M
2020PF
2021A
2022E
2023E
2024E
2025E
2026E

**Adjusted EBITDA 2020PF-2026E**



(€ in Millions)
CAGR :11%
€39M
€40M
€47M
€50M
€55M
€62M
€70M
2020PF
2021A
2022E
2023E
2024E
2025E
2026E

| **(€ in Millions)** | 2020PF | 2021A | 2022E | 2023E | 2024E | 2025E | 2026E |
|---|---|---|---|---|---|---|---|
| Revenue | €371 | €391 | €430 | €478 | €525 | €581 | €649 |
| *Revenue Growth* | - | *5%* | *10%* | *11%* | *10%* | *11%* | *12%* |
| Contributive Margin | €102 | €96 | €108 | €114 | €124 | €135 | €148 |
| *Contributive Margin Ratio* | *28%* | *24%* | *25%* | *24%* | *24%* | *23%* | *23%* |
| Adj. EBITDA | €39 | €40 | €47 | €50 | €55 | €62 | €70 |
| *Adj. EBITDA Margin* | *11%* | *10%* | *11%* | *10%* | *11%* | *11%* | *11%* |
| Free Cash Flows | N/A | €17 | €23 | €24 | €28 | €30 | €34 |
| *Adj. EBITDA conv. in FCF* | *N/A* | *43%* | *49%* | *48%* | *51%* | *49%* | *49%* |

All numbers in IFRS (unless otherwise noted). Adjusted EBITDA, Contributive Margin and Free Cash Flows are a non IFRS measures. See page 46, 48 and 49 for a definition and reconciliation of Adjusted EBITDA Contributive Margin and Free Cash Flows to IFRS. See page 47 for a summary of the assumptions used in connection with forecasts of gross revenue and adjusted EBITDA

PF: proforma including Docomo Solutions from January 1, 2020 / A: actual / E: estimate / N/A: proforma non available

# Digital Virgo Going Public, Raising Money (PIPE) Through Business Combination with Goal Acquisitions

***Raising Significant Primary Proceeds to Accelerate Growth Organically and through Accretive Acquisitions***

## Estimated Sources & Uses

($ in Millions, except share price)

| Sources | | Uses | |
|---|---|---|---|
| Digital Virgo Shareholders Equity | $277 | Digital Virgo Shareholders Equity | $277 |
| PUCK Cash in Trust, *assuming 77.5% redemptions* | $58 | Cash to Selling Shareholders | $125 |
| Expected PIPE Financing [7] | $140 | Transaction Costs | $23 |
| New Capital Post-Close (CCOD) | $50 | Cash Available to Public Company | $100 |
| **Total Sources** | **$525** | **Total Uses** | **$525** |

**New Capital Post-Close is capital that can be raised at Management's discretion under a Committed Capital on Demand (CCOD) facility. The CCOD is intended as a buffer to ensure sufficient cash available to Digital Virgo as a public company, with a maximum capacity of $100mm. Additional PIPE financing or funds retained in trust would reduce the $50mm of capital anticipated to be raised using the CCOD.**

## Pro Forma Ownership At Close

| PF Cap Table | Shares | % |
|---|---|---|
| Digital Virgo Shareholders [1] | 27,667,299 | 51.1% |
| Goal Acquisition Sponsor LLC [2][3] | 4,135,375 | 7.6% |
| Goal Directors, Officers & Advisors [4] | 2,504,000 | 4.6% |
| Goal Non-Redeeming Shareholders [5][6] | 5,821,875 | 10.8% |
| PIPE Investors [7] | 14,000,000 | 25.9% |
| **PF Shares Outstanding [6][8]** | **54,128,549** | **100.0%** |

## Pro-Forma Ownership

***Digital Virgo (the "Company") has entered into a business combination agreement with Goal Acquisitions Corp (NASDAQ: PUCK). Post closing, GOAL expects to supply the Digital Virgo public company with $100 million of cash.***



7.6%
25.9%
10.8%
4.6%
51.1%
Goal Acquisitions Sponsor LLC
Digital Virgo Shareholders
Goal Directors, Officers & Advisors
Goal Public Stockholders
PIPE Investors

Sources: PUCK Q3 2022 10-Q

**(1)** Does not include 5,000,000 shares held in an escrow account that are released to the Digital Virgo Shareholders if a share price earnout and financial earnout are met post-closing. **(2)** Includes 4,114,750 founder shares and 667,500 private placement shares, reduced by 646,875 forfeited shares. Does not include 667,500 private placement warrants or up to 1,000,000 warrants issuable upon conversion of Sponsor's promissory note. **(3)** Does not include 1,293,750 shares held in an escrow account that are released to Sponsor if a share price earnout is met post-closing. **(4)** Includes 150,000 shares issued to EarlyBirdCapital and its designees. **(5)** Does not include 25,875,000 warrants. **(6)** Assumes 77.5% redemptions. **(7)** Using commercially reasonable best efforts, the Company anticipates raising at least $140M in PIPE financing to close concurrently with the business combination. **(8)** Does not include any post-closing shares which may issued pursuant to a Committed Capital on Demand facility (CCOD), which is subject to execution of definitive agreements and satisfaction of conditions to be included therein.

DIGITALVIRGO

## PROCEEDS RAISED Will Amplify And Grow Digital Virgo's Strong Business Fundamentals



**01**

### Opportunistic M&A

*Continue excellent track record of identifying quality companies to build capabilities, impact and growth efficiently & effectively*



**02**

### Product Investment

*Supercharge marketing investments that produce greater yields per customer earned through the platform technology*



**03**

### Innovation & Talent Expansion

*Expand product offerings and services, and acquire the talent to guide the expansive opportunities*

# Public Listing Supports Accretive M&A Activity, Offering The Ability To:

**SOLIDIFY GLOBAL MARKET LEADERSHIP**
Additions in current and new regions to achieve leading market position

**EXPAND GEOGRAPHICALLY**
Access to untapped markets in the US, Canada, Asia & Africa

**EXTEND CURRENT STRENGTHS**
Integrate new expertise to improve the existing products & platform

**DIVERSIFY PAYMENT SOLUTIONS**
Add payment capabilities including debit/credit, wallet & local money

## Digital Virgo Public Listing Provides an Additional Currency for Increased M&A Activity …

- **Public Company shares** can be offered to targets as merger consideration
- SPAC Trust and PIPE Financing offer **immediately available cash**
- **Committed Capital on Demand facility** provides additional cash as needed at Management's discretion

## … Offering Multiple Sources of Upside to Digital Virgo Investors & Shareholders …

- **Rapid ability to grow** leveraging Digital Virgo's "future designed" infrastructure
- Synergies with potential M&A targets offer **potential margin expansion through efficiencies of scale**
- **Becoming a "price-maker"** instead of a "price taker"

## … Creating The One Destination Hub

# Conclusion

***Digital Virgo offers a unique opportunity to partner with a leader in Mobile Payments and Digital Media as it embarks on the next stage of its global growth***

*Global Market Leader*

*Attractive Valuation*

*Significant Profitability*

*Management History Of Success*

*Extensive Near-Term Growth Opportunities*

*Highly Experienced Team*



# APPENDIX

DIGITALVIRGO

# Scalable Platform With Minimal Capital Investment Required



Payment
Tracking Platform
SNOWPLOW
Marketing
Data Integration
talend
Data Replication
Fivetran
Data Lake Storage
aws
Comprehensive Raw-Data Warehouse
Data exploration; Real-time analysis
Looker
Data Transformation
talend
Machine Learning
amazon EMR
Data Science Interface
DataRobot
Data Warehouse
snowflake
Tables Reporting
Data Visualization
+ a b | e a u

***PAY-AS-YOU-USE BUSINESS MODEL MINIMIZES GROWTH CAPITAL EXPENDITURE***

# *A Global Delivery Platform Of Mobile Payment & Monetization*



**Telecom Operators**

*Connection to Premium Merchants*


USER CENTRIC
CUSTOMER CARE
SECURITY & ANTIFRAUD
SERVICES LOCALIZATION
DIGITAL VIRGO
TRANSACTIONS MANAGEMENT
DATA MANAGEMENT
ADVERTISING ENGAGEMENT
LEGAL FRAMEWORK

*Connection to Carrier Billing System*

**Merchants**



# Example Of User Experience In 3G / 4G (1/4)

Clicnscores

ACQUISITION — PAYMENT — DELIVERY



kuchalana.com
KUCHALANA
Spain Kits World Cup 2022 - DLS22 Kits
Brasil Kits World Cup 2022 - DLS22 Kits

1. Google Ad



LIVE SCORE
ACCESS
QATAR 22
WORLDCUP
RECEIVE YOUR ACTIVATION CODE BY SMS FREE OF CHARGE
WATCH NOW

2. Landing page



7881
Welcome to CNS, your PIN is:
8970
For your online security, do not disclose or share this one-time password with anyone

3. PIN code by SMS



LIVE SCORE
ACCESS
QATAR 22
WORLDCUP
YOUR PERSONAL ACTIVATION CODE HAS BEEN SENT !
Enter the code received by SMS:
8585
CONFIRM
- Resend pin code -

4. PIN code identification



Clicnscores
English
Welcome to Clicnscores, all about sports : live results, news and much more !
25/11
ENGLAND
VS
UNITED STATES
Access the match
My credentials
Customize your password

5. Subscription confirmed



7881
Welcome to CNS, your PIN is:
8970
For your online security, do not disclose or share this one-time password with anyone
You have successfully subscribed for 200 fils Per Day to CNS service.

6. Subscription confirmation by SMS

iPhone

# Example Of User Experience In 3G / 4G (2/4)

UNIVERSAL

ACQUISITION — PAYMENT — DELIVERY



Search
Hazard from joining Real Madrid'

**1.**
Facebook
Ad



Digster
NOUVEAUX TITRES
Écouter maintenant

**2.**
Landing
page



Digster
Profitez en maintenant !
J'EN PROFITE
Écouter maintenant

**3.**
First click to
start the process



Digster
Profitez en maintenant !
S'INSCRIRE
Écouter maintenant

**4.**
Second click to
confirm the payment



Digster
Félicitations,
DISPONIBLE SUR
Google Play
Personnalisez votre mot de passe :
Nouveau mot de passe *
Confirmation du nouveau mot de passe *

**5.**
Subscription
confirmed



La Sélection Digster
BYE BYE
Bye Bye
Soolking

**6.**
User can
enjoy the music

android

DIGITALVIRGO

# Example Of User Experience In 3G / 4G (3/4)

YouScribe



FEU ET SANG
le roman à l'origine de la série
HOUSE OF THE DRAGON
ECOUTER
YouScribe

**1.**
*User clicks on targeted ad*



Écoutez FEU ET SANG,
le roman à l'origine de la série
HOUSE OF THE DRAGON
CONTINUER
Feu Et Sang Partie 1
Le Trône De Fer (Tome 1)
Le Trône De Fer (Tome 2)
Le Trône De Fer (Tome 3)

**2.**
*Landing page*



17:10
Paiement sur facture mobile
YouScribe
YouScribe
Digital Global Pass
3€ par semaine
CONFIRMER LE PAIEMENT
Conditions spécifiques
Retour
internetplus.sfr.fr

**3.**
*First click for payment*



17:10
Paiement sur facture mobile
YouScribe
YouScribe
Digital Global Pass
3€ par semaine
Votre paiement sur facture d'un montant de 3 € TTC a bien été enregistré.
Nous vous remercions de votre confiance. Un SMS de confirmation va être envoyé au 06 ** ** ** 22. Pour accéder à votre service chez le marchand, cliquez sur le lien suivant.
ACCÉDER AU SERVICE
internetplus.sfr.fr

**4.**
*Second click to confirm payment*

iPhone

# Example Of User Experience In 3G / 4G (4/4)

YouScribe


15:31
INFO SFR
Achat SFR : Un abonnement à YouScribe (3€ par semaine) a été souscrit depuis la ligne 0634****22. Plus d'info sur votre espace client www.sfr.fr/psf Merci de votre confiance.
Message

**5.**
*User receives the payment confirmation by SMS*


17:11
YouScribe
Afficher
YouScribe
Personnalisez vos identifiant
Afin de finaliser la création de votre compte veuillez renseigner votre email et votre mot de passe
Email
Mot de passe
Valider
Ignorer
youscribe.com

**6.**
*User arrives on the subscription confirmation page*


15:31
INFO SFR
Bienvenue sur YouScribe ! Accédez au service sur: https://t.youscribe.com/noigxmx avec vos identifiants: 0645199367 Mot de passe: 5416 Edité par Digital Global Pass - Aide: customer@digitalgp.com 0970340369 - Accès CGV et rétractation : https://t.youscribe.com/LtpwYLz
Message

**7.**
*User receives credential by SMS to access the service*


17:43
YouScribe
folio POLICIER
JØRN LIER HORST
Le code de Katharina
youscribe.com

**8.**
*Access the service*

iPhone

# Example Of User Experience On Appstore

LA TÉLÉ BY MAROC TELECOM

## APP DOWNLOAD



Aujourd'hui
MT TV
MAROC TELECOM
3,6
4+
N°105
Nouveautés
Historique
La Version Arabe MT TV !
Aperçu

**1.**
App available in the AppStore



Aujourd'hui
MT TV
MAROC TELECOM
OUVRIR
3,6
4+
N°105
Nouveautés
Historique
La Version Arabe MT TV !
Aperçu

**2.**
App download

## IDENTIFICATION



TV en direct, séries, films, et bien plus en illimité. Où que vous soyez.
Se connecter

**3.**
Connection page



Connexion
212666700030
Se connecter
Mot de passe oublié ?

**4.**
Identification page

## ACCESS



Bienvenue sur MT

**5.**
Access to the service



**6.**
User can enjoy the service

Apple Store

# Example Of User Experience On Wifi (1/2)

ACQUISITION — PAYMENT — DELIVERY



Search
Nouveaux sons de DADJU : écouter !
Hazard from joining Real Madrid'

1. Facebook Ad



Digster
AUTOUR DE
Écouter maintenant

2. Landing page



Digster
Téléchargez et écoutez les meilleurs titres de DADJU
58976764
J'EN PROFITE

3. Phone number insertion



7881
Bienvenue sur Digster, voici votre code de confirmation : 0000

4. Pin code by SMS



Digster
Votre code d'activation a été envoyé !
0000
CONTINUER
Ecoutez les meilleurs sons de DADJU

5. Pin code identification



Digster
Playlists For All
Félicitations,
Login : 58976764
Mot de passe : 1283
Pour profiter de l'application, rendez vous sur le Play Store en cliquant sur le bouton ci dessous
DISPONIBLE SUR Google Play
Personnalisez votre mot de passe :
Nouveau mot de passe *
Confirmation du nouveau mot de passe *

6. Subscription confirmation page

# Example Of User Experience On Wifi (2/2)

FREE FIRE

ORDER — PAYMENT — DELIVERY



shop2game.com/
Garena
MSHOP FIRST TIME
Sélectionnez le mode de paiement
Carte De Garena
Inwi
Orange
Wafacash
Maroc Telecom
Procéder au paiement
nonds-topup.club
Garena
FREE FIRE
Recevez votre code d'activation par SMS
212XXXXXXXX
RECEVOIR MON CODE
Votre code d'activation a été envoyé !
XXXX
VALIDER
91910
Merci pour votre achat d'un pack de Diamants pour 6 MAD sur Shop2game.
Bienvenue sur Shop2game veuillez trouver votre code de confirmation : 8870
Message texte

**1.** User chooses the carrier

**2.** User selects the offer

**3.** User proceeds to the payment

**4.** Phone number insertion

**5.** Pin code insertion

**6.** Payment confirmation page

**7.** Payment confirmation by SMS

# 2022 Turnover split per industry based on internal stats

*non audited*



TV/VIDEOS 41%
Gaming 24%
Edutainment 12%
Casual & Lifestyle 8%
Music & streaming 7%
Sport & eSport 4%
Social 3%

*Note: analysis performed on the "OTT & White Label" activities which represent 93% of the Content and delivery activities in 2022*

# *Financial Information And Non-IFRS Measures*

Financial information of Digital Virgo included in this presentation is prepared in accordance with IFRS. This presentation includes Adjusted EBITDA, Contributive Margin and Free Cash Flows which are financial measures not presented in accordance with IFRS. Adjusted EBITDA, Contributive Margin and Free Cash Flows are not measures of financial performance in accordance with IFRS and may exclude items that are significant in understanding and assessing Digital Virgo's financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under IFRS. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies.

Digital Virgo defines Adjusted EBITDA as the Operating Profit in accordance with IFRS excluding non-current costs and revenues, excluding-IFRS16 impact, plus the depreciation, amortization and impairment of non-current assets excluding the depreciation charges for the right-of-use assets, plus the stock-based compensation expenses (consumption of the fair value of free shares and stock options granted to employees and managers).

Digital Virgo defines Contributive Margin as the Revenue less Variable direct cost of sales. Variable direct costs of sales mainly includes :

- For the "Monetisation Solutions" service line: the portion remunerating the telecom operator's services, the costs of content and the costs of the advertising campaigns promoting the products and services sold by the Group.
- For the "Digital Marketing" service line: the costs of acquiring advertising space.
- The variable direct cost of sales for the "Telecom Payment" service line is not material

Digital Virgo defines Free Cash Flows as the Net Cash Flows from operating activities excluding IFRS 16 impact minus payments to acquire intangibles assets and property, plant and equipment.

# Revenue, Adjusted EBITDA And Free Cash Flows Assumptions

**Disclaimer**
The forecasts presented in this document are based on data, assumptions and estimates available in the first Quarter of 2022 (Q1 2022) except for 2022E which has been restated in January 2023. These data and assumptions may change or be modified as a result of uncertainties and changes in the economic, financial, accounting, competitive, regulatory and tax environment, or as a result of other factors that could have an impact on Digital Virgo's activities, including in particular the policies applied by telecom operators. Accordingly, Digital Virgo makes no representation or warranty that the forecasts set out in this document will be achieved.
The forecasts are mainly based on the following assumptions (non-exhaustive list):

- market developments in line with the expected trends for the next few years;
- no significant changes to exchange rate and inflation rate compared with the rates as Q1 2022;
- continued implementation of the Digital Virgo's strategy;
- no significant changes to the economic and financial conditions negotiated with the telecom operators and advertising agencies compared with those in force as Q1 2022;
- the possibility for Digital Virgo to incur the planned advertising spending;
- ability for Digital Virgo to pursue its policy of signing new agreements with key customer and merchants while maintaining the budgets for its long-time customers;
- no sanctions, fines, penalties or payments of damages imposed on Digital Virgo's companies;
- no significant change to the regulatory environment (including interpretations that certain national regulators could apply) and the tax environment.

**Methodological Clarifications:**
The 2022E to 2026E projections are based on economic assumptions (acquisition cost, end-user revenues, conversion rate, advertising costs and efficiency, delays for the collection of receivables and for the payment of debts) existing in Q1 2022 which have then been linearly projected considering the relations with telecom operators, the degree of maturity of the markets, the competitive position and the development potential of Digital Virgo's products and services in each territory. No external growth has been considered in the preparation of the forecasts. These are stand-alone Digital Virgo forecasts (excluding Goal Acquisitions Corp.) that do not take into account additional costs of any kind once the company is listed on the stock exchange.

***Revenue:***

**One Destination Content & Commerce Delivery**

1. % of Total Revenue (YTD Q3/2022): 81%
2. CAGR 2022E/2026E: 10%+
3. Building on the subscriber customer base acquired through advertising investments over the past three years (from 2020PF to 2022E: €260m+), Digital Virgo's strategy is based on the following pillars:
   i. Geographic expansions (English Speaking Africa, Latin America);
   ii. Extension of the number of telecom operator connections (all locations);
   iii. Enrichment of the catalog of contents (diversity and premiumization) to improve ARPU, decrease CPA and address new customers;
   iv. Development of distribution channels with local telcom operators (white label agreements and bundle offers);
   v. Focus on areas with large customer bases (example: Nigeria);
   vi. Improve the efficiency of the use of IT tools that drive operations;
   vii. Increase the number of payment channels with additional payment methods (like mobile money).

**Customer Acquisition and Digital Marketing Engine**

1. % of Total Revenue (YTD Q3/2022): 12%
2. CAGR 2022E/2026E: 17%+
3. Customer Acquisition and Digital Marketing Engine activity is mainly driven by the Addict Mobile subsidiary.
4. The legal entity created by Addict Mobile in the USA is a key asset to develop this business line on the American domestic market. The launch of activities has been postponed to 2023 due to the Covid pandemic, which did not allow the American legal entity to be structured from the know how located in France.

**Telco Billing**

1. % of Total Revenue (YTD Q3/2022): 7%
2. CAGR 2022E/2026E: 9%+
3. Digital Virgo's strategy is based on signing partnerships with international editors and distributors of premium content (gaming, music, streaming, etc.) This revenue stream allows the distribution of content on behalf of Merchants using the same technology as the One Destination Content & Commerce Delivery platform.
4. Starting with a strong presence in France, Spain and Poland, Digital Virgo intends to develop its Telco Billing activities in territories (Africa, Middle East, Latin America) where it is already present and connected to telcos for its other activities.

***Adjusted EBITDA:***

In the Customer Acquisition and Digital Marketing Engine business model, higher revenues (increase of on-board revenues generated by subscribers acquired in prior periods) generate additional financial resources invested for advertising to attract new subscribers, which explains the trend towards stable gross profit margin.

Outside of this recurring business model, advertising campaigns to break into new territories, investment in premium content catalogs and increase of high-budget clients (Telco Billing and Customer Acquisition & Digital Marketing Engine activities) with higher volume but lower margins are impacting consolidated gross profit margin (from 25% in 2022E to 23% in 2026E - CAGR 8%).

At the same time, operating costs (excluding non-current items, currency effect and amortization) are increasing by an average of 6.4%+ (CAGR) to support Digital Virgo's development while being optimized with the following main points:

1. Payroll increase (7.3% CAGR from 2022E to 2026E), which includes recruitments to support growth and annual salary increases.
2. Moderate growth in external technical costs thanks to optimization of IT platforms accompanied by an increase in the capitalisation of internal technical costs corresponding to the enrichment of the functionalities of the platforms.
3. Sales and G&A costs under control each year with an effect of scale.

As a result, adjusted EBITDA maintain a growth rate (CAGR 11% from 2022E to 2026E) higher than the growth of the gross profit margin.

**Free Cash Flows**
Free Cash Flows have been estimated according to the existing delays for the collection of receivables and for the payment of debts

# Non-IFRS Adjusted EBITDA And Free Cash Flows Reconciliation

| Adjusted EBITDA Reconciliation | 2020PF | 2021A | 2022E | 2023E | 2024E | 2025E | 2026E |
|---|---|---|---|---|---|---|---|
| *(€ in Millions)* | | | | | | | |
| **Operating Profit** | **29.8** | **28.4** | **39.3** | **39.6** | **44.9** | **51.5** | **59.1** |
| Non-current costs and revenues | 2.1 | 2.5 | -3.7 | 0.0 | 0.0 | 0.0 | 0.0 |
| IFRS 16 effect on Operating profit | 0.0 | -0.1 | -0.1 | 0.0 | 0.0 | 0.0 | 0.0 |
| Depreciation, amortization and impairment of non-current assets excluding the depreciation charges for the right-of-use assets | 6.9 | 9.0 | 11.0 | 10.0 | 10.3 | 10.7 | 11.0 |
| Stock based compensation expenses | 0.6 | 0.3 | 0.1 | 0.0 | 0.0 | 0.0 | 0.0 |
| **Adjusted EBITDA** | **39.4** | **40.1** | **46.6** | **49.6** | **55.2** | **62.2** | **70.1** |

| Free Cash Flows reconciliation | 2021A | 2022E | 2023E | 2024E | 2025E | 2026E |
|---|---|---|---|---|---|---|
| *(€ in Millions)* | | | | | | |
| **Net cash flow from operating activities** | **29.6** | **36.3** | **33.5** | **38.4** | **41.2** | **45.4** |
| **IFRS 16 impact on Net cash flow from operating activities[(1)]** | **2.4** | **2.2** | **0.0** | **0.0** | **0.0** | **0.0** |
| **Payments to acquire intangible assets and property, plant and equipment** | **-10.1** | **-11.4** | **-9.9** | **-10.4** | **-10.8** | **-11.2** |
| **Free Cash Flows** | **17.1** | **22.7** | **23.6** | **28.0** | **30.4** | **34.2** |

(1) From 2023E to 2026E Net cash flows operating activities were calculated directly excluding IFRS 16 impact

DIGITALVIRGO

# Non-IRFS Contributive Margin Reconciliation

| Contributive Margin reconciliation | 2020PF | 2021A | 2022E | 2023E | 2024E | 2025E | 2026E |
|---|---|---|---|---|---|---|---|
| *(€ in Millions)* | | | | | | | |
| **Revenue (a)** | **371.0** | **390.5** | **429.9** | **477.8** | **524.5** | **581.3** | **648.5** |
| Variable direct costs of sales (b) | -268.6 | -294.9 | -322.4 | -363.4 | -400.6 | -446.2 | -501.0 |
| Technical costs (c) | -23.5 | -21.8 | -24.1 | -25.6 | -26.9 | -28.3 | -29.7 |
| **Cost of sales (d) = (b) + (c)** | **-292.1** | **-316.7** | **-346.5** | **-389.0** | **-427.5** | **-474.5** | **-530.7** |
| **Gross profit = (a) - (d)** | **78.9** | **73.8** | **83.4** | **88.8** | **97.0** | **106.8** | **117.8** |
| **Contributive Margin (a) - (b)** | **102.4** | **95.6** | **107.5** | **114.4** | **123.9** | **135.1** | **147.5** |

# Risk Factors

The list below of risk factors has been prepared solely for purposes of the proposed business combination of Goal Acquisitions Corp. ("Goal") and Digital Virgo Group ("*Digital Virgo*"), pursuant to which Goal will acquire all of the share capital of Digital Virgo (the "*Business Combination*"). All references to "Digital Virgo," the "Company," "we," "us," or "our" refer to the business of Digital Virgo and all references to the Combined Company refer to Goal and Digital Virgo after the closing of the Business Combination. The risks presented below are certain of the material risks related to the Company and the Business Combination, and such list is not exhaustive. The list below is qualified in its entirety by disclosures contained in future documents filed or furnished by the Company and Goal with the U.S. Securities and Exchange Commission ("*SEC*"), including the documents filed or furnished in connection with the Business Combination. The risks presented in such filings will be consistent with those that would be required for a public company in its SEC filings, including with respect to the business and securities of the Company and Goal and the proposed transactions between the Company and Goal, and may differ significantly from and be more extensive than those presented below.

You should carefully consider these risks and uncertainties, together with the information in the Company's consolidated financial statements and related notes, and should carry out your own due diligence and consult with your own financial and legal advisors concerning the risks and suitability of an investment post-combination company. There are many risks that could affect the business and results of operations of the Company, many of which are beyond its control. If any of these risks or uncertainties occurs, the Company's business, financial condition and/or operating results could be materially and adversely harmed. Additional risks and uncertainties not currently known or those currently viewed to be immaterial may also materially and adversely affect the Company's business, financial condition, and/or operating results. If any of these risks or uncertainties actually occurs, the value of the Company's equity securities may decline.

***Risks Related to Digital Virgo and the Industry in which it Operates***

- Digital Virgo's business is dependent on its ability to enter into agreements with telecommunications companies, digital content providers, and end users of its mobile payment services on favorable terms.
- Digital Virgo faces substantial and intensifying competition in the mobile payment, targeted online advertising markets and digital content, and its ability to compete with other companies will significantly affect its business, prospects, financial conditions, and results of operations.
- Digital Virgo conducts a substantial amount of business in emerging countries. Its activities in these countries involve higher risks than those in Western European countries, including, but not limited to, volatile economic and political conditions, laws and regulations, less structured marketing methods, and difficulties in recruiting and/or retaining employees.
- Digital Virgo's products and services rely in part on telecommunications operators and as such are subject to external risks applicable to the businesses of the telecommunications operators and the mobile telecommunications industry generally.
- One of the key components of Digital Virgo's business is targeted online advertising and its business would be affected by recent downturns in demand for internet and mobile advertising, if they continue;
- Digital Virgo may experience difficulties in managing its rapid growth and expansion and identifying and completing the best acquisition opportunities to satisfy its external growth strategy.
- Digital Virgo's ability to keep pace with technological innovations in the mobile payment services and targeted advertising sectors will have an effect on its business, earnings, financial position, growth, and prospects.
- Digital Virgo generates almost all of its consolidated revenue from a limited number of customers in the telecom sector, which creates a substantial risk of economic dependence on a limited number of its contracts.
- Digital Virgo operates through a decentralized operating structure in multiple countries and it may be unable to effectively manage this structure.
- Digital Virgo may be unable to maintain favorable terms with its key suppliers.
- Failure to manage Digital Virgo's growing and changing business could have a material adverse effect on the business, prospects, financial condition, and results of operations.
- Digital Virgo has substantial operations outside of the United States which presents specific risks to its business.
- Fluctuations in foreign currency exchange rates may negatively affect Digital Virgo's revenue, cost of sales, and gross margins and could result in exchange losses.
- Digital Virgo's business and results of operations may be affected by inflation and changes in interest rates, an economic slowdown, recession, or contraction of the global economy, a financial or liquidity crisis, and geopolitical factors, including, but not limited to, the Russian invasion of Ukraine, global supply chain concerns, and the status of debt and equity markets (including, without limitation, market volatility and uncertainty).

***Legal and Regulatory Risks***

- Digital Virgo may, in the ordinary course of business, become involved in such proceedings which may be expensive, lengthy, and disruptive to normal business operations and require significant attention from Digital Virgo's management bodies.
- Digital Virgo is subject to the laws of each of the foreign jurisdictions in which its subsidiaries are organized.
- As part of its activities, Digital Virgo may face corruption-related risks, including its ability to comply with the U.S. Foreign Corrupt Practices Act the domestic anti-corruption laws of the countries in which it operates. Digital Virgo is unable to guarantee that its employees, suppliers, subcontractors, or other business partners will comply with the strict requirements by which it is bound, which may result in substantial civil and/or criminal penalties for Digital Virgo.
- The regulations applicable to targeted advertising have recently been tightened in order to protect personal data and may continue to tighten in the future in markets that Digital Virgo operates.
- Digital Virgo's activities in certain countries require it to obtain licences or approvals that it may not be able to obtain in the future.

***Risks related to Digital Virgo's Financial Situation***

- There can be no assurance or guarantee that Digital Virgo can raise capital or meet its funding needs.
- Digital Virgo may be unable to recover debts from telecoms operators or aggregators and may be unable to recover receivables from customers of its digital marketing business.

***Risks Related to the Business Combination***

- Following the consummation of the Business Combination, the Combined Company's significantly increased expenses and administrative burdens as a public company in the United States could have an adverse effect on its business, financial condition, and results of operations.
- The initial stockholders of Goal, including its officers and directors, have interests in the Business Combination that are different from, or in addition to, the interests of Goal's other stockholders and warrant holders in recommending that stockholders vote in favor of approval of the Business Combination and approval of the other proposals.
- Both Goal and Digital Virgo will incur significant transaction costs in connection with the Business Combination.
- The consummation of the Business Combination is subject to a number of conditions, including approval of Goal's stockholders, and if those conditions are not satisfied or waived, the definitive agreement for the Business Combination may be terminated in accordance with its terms and the Business Combination may not be completed.
- Our management team has limited experience managing a publicly traded company in the United States and may not be successfully or effectively manage the transition of the predecessor businesses to a public company in the in the United States following the Business Combination.
- The ability of Goal's stockholders to exercise redemption rights with respect to a large number of outstanding shares of common stock could limit the amount of cash available to the Combined Company for growth and reduce the Combined Company's public "float."
- If the Business Combination's benefits do not meet the expectations of investors or securities analysts, the market price of Goal's securities or, following the consummation of the Business Combination, the value of the Combined Company's securities, may decline.
- There can be no assurance that the Combined Company's securities will be approved for listing on the chosen stock exchange or that the Combined Company will be able to comply with the continued listing standards of such stock exchange.
- Legal proceedings in connection with the Business Combination, the outcomes of which are uncertain, could delay or prevent the completion of the Business Combination.
- Investors may not have the same benefits as an investor in an underwritten public offering.

DIGITALVIRGO

***More info on investors.digitalvirgo.com***